UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2022

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, OneWater Marine Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ocean Bio-Chem, Inc., a Florida corporation (“Ocean Bio-Chem, Inc.”), and OBCMS, Inc., a subsidiary of the Company. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, each share of common stock of Ocean Bio-Chem, Inc. issued and outstanding immediately prior to the effective time of the Merger Agreement (other than shares of common stock of Ocean Bio-Chem, Inc. cancelled in accordance with the terms of the Merger Agreement and the Dissenting Shares (as defined in the Merger Agreement)) was converted into the right to receive approximately $13.08 in cash consideration, without interest.

This Amendment No. 1 to the Current Report on Form 8-K filed by the Company on August 9, 2022 (the “Initial Form 8-K”) amends the Initial Form 8-K to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Ocean Bio-Chem, Inc. and its subsidiaries as of December 31, 2021, the related consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows of Ocean Bio-Chem, Inc. and its subsidiaries for the year ended December 31, 2021, and the notes related thereto, together with the report thereon of Accell Audit & Compliance, P.A. included in the audited consolidated financial statements, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Ocean Bio-Chem, Inc. and its subsidiaries as of June 30, 2022, the related condensed consolidated statements of operations, comprehensive income, shareholders’ equity and cash flows of Ocean Bio-Chem, Inc. and its subsidiaries for the six months ended June 30, 2022, and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended September 30, 2021 and nine months ended June 30, 2022, the unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2022, and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)    Exhibits.

Exhibit Number	Description
23.1	Consent of Accell Audit & Compliance, P.A.
99.1
Audited Consolidated Financial Statements of Ocean Bio-Chem, Inc. and its subsidiaries as of and for the year ended December 31, 2021 (incorporated by reference to Ocean Bio-Chem, Inc.’s Annual Report on Form 10-K, File No. 000-11102, for the year ended December 31, 2021, filed with the Securities and Exchange Commission on March 31, 2022).

99.2
Unaudited Condensed Consolidated Financial Statements of Ocean Bio-Chem, Inc. and its subsidiaries as of and for the six months ended June 30, 2022 (incorporated by reference to Ocean Bio-Chem, Inc.’s Quarterly Report on Form 10-Q, File No. 000-11102, for the six months ended June 30, 2022, filed with the Securities and Exchange Commission on August 4, 2022).

99.3
Unaudited Pro Forma Condensed Combined Statements of Operations of OneWater Marine Inc. for the year ended September 30, 2021 and nine months ended June 30, 2022 and Unaudited Pro Forma Condensed Combined Balance Sheet of OneWater Marine Inc. as of June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
	Name:	Jack Ezzell
	Title:	Chief Financial Officer
Dated: October 25, 2022